UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 1, 2007 (Date of earliest event reported)

WEBEX COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30849	77-0548319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3979 Freedom Circle

Santa Clara, California 95054

(Address of principal executive offices)

Telephone: (408) 435-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On March 1, 2007, WebEx Communications, Inc. (the “Company”) issued a press release announcing the promotion of two of its current executive officers, David Berman and Gary Griffiths. David Berman has been promoted from Vice President, Worldwide Sales and Services to the position of President, Worldwide Sales and Services, and Gary Griffiths has been promoted from Vice President, Products to the position of President, Products and Operations. Although no longer retaining the title of president, Subrah Iyar remains the Company’s Chief Executive Officer, and Messrs Berman and Griffiths, in their new roles, will continue to report to Mr. Iyar.

At the time of his promotion, David Berman had served as the Company’s Vice President, WebEx Worldwide Sales & Services since February 2006. From October 2003 to February 2006, Mr. Berman served as WebEx Vice President of Worldwide Corporate Sales, and from May 2002 to October 2003 Mr. Berman served as WebEx Vice President of Corporate Sales. From June 1999 to May 2002, Mr. Berman served as a director of sales in the WebEx sales organization. Mr. Berman holds a bachelors degree in Business Administration from the University of San Diego.

At the time of his promotion, Gary Griffiths had served as the Company’s Vice President, Products at WebEx since February 2006. From June 1999 through July 2005, Mr. Griffiths served as the chief executive officer of Everdream, a privately-held company founded by Mr. Griffiths and which is a provider of on-demand software desktop management services. Mr. Griffith also co-founded, and from January 1996 through March 1999 served as chief executive officer of, SegaSoft Networks, a privately-held Internet gaming company sold to Sega Enterprises Ltd. (Japan) in 1999. From 1979 to 1995, Mr. Griffiths held a variety of management positions at IBM, an information technology company. Mr. Griffiths serves as a director of Rackable Systems, a provider of server and storage products for large data center deployments. Mr. Griffiths holds a B.S. in Aerospace Engineering from the United States Naval Academy and an M.S. in Business Administration from the George Washington University.

The full text of WebEx’s press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release dated March 1, 2007 announcing the promotion of David Berman to President, Worldwide Sales and Services, and the promotion of Gary Griffiths to President, Products and Operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 14, 2007	WEBEX COMMUNICATIONS, INC.

		By:	/s/ Subrah S. Iyar
		Name:	Subrah S. Iyar
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 1, 2007 announcing the promotion of David Berman to President, Worldwide Sales and Services, and the promotion of Gary Griffiths to President, Products and Operations.